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AMENDMENT NO. 9 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 11, 2020 by and among SOUTHWESTERN ENERGY COMPANY, a Delaware corporation (the “Borrower”), the Lenders signatory hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of April 26, 2018, by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement dated as of October 23, 2018, that certain Amendment No. 2 to Credit Agreement dated as of October 8, 2019, that certain Amendment No. 3 to Credit Agreement dated as of November 1, 2019, that certain Amendment No. 4 to Credit Agreement dated as of December 20, 2019, that certain Amendment No. 5 to Credit Agreement dated as of January 31, 2020, that certain Amendment No. 6 to Credit Agreement dated as of July 31, 2020, that certain Amendment No. 7 to Credit Agreement dated as of August 18, 2020, and that certain Amendment No. 8 to Credit Agreement dated as of October 8, 2020, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended hereby, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement, and the Lenders party hereto have agreed to amend the Existing Credit Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 2.     Amendments to Existing Credit Agreement.

(a)Section 1.01 of the Existing Credit Agreement is amended by amending and restating the following defined terms:

“Designated Senior Notes” means, collectively, the Existing Senior Notes, the Permitted Unsecured Notes, the Montage Refinancing Senior Notes, the Revolver Prepayment Notes, and, from and after the consummation of the Montage Merger and the 2023 Senior Notes Assumption, the 2023 Senior Notes.

“Permitted “Refinancing Indebtedness” means Indebtedness (for purposes of this definition, “New Indebtedness”) incurred in exchange for, or the proceeds of which are used to extend, refinance, replace, defease, discharge, refund or

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otherwise retire for value any other Indebtedness (other than Loans) or obligations in respect of the Borrower’s Headquarters Lease (for purposes of this definition, the “Refinanced Indebtedness”); provided that (a) the aggregate principal amount (or accreted value, in the case of Indebtedness issued with original issue discount) of the New Indebtedness (including undrawn or available committed amounts) does not exceed the sum of (i) the aggregate principal amount (or accreted value, in the case of Indebtedness issued with original issue discount) of the Refinanced Indebtedness (including undrawn or available committed amounts), plus (ii) an amount necessary to pay all accrued (including, for purposes of defeasance, future accrued) and unpaid interest on the Refinanced Indebtedness and any fees, premiums and expenses related to such exchange or refinancing, (b) the New Indebtedness has a stated maturity that is no earlier than 91 days after the Scheduled Maturity Date, (c) the New Indebtedness has a Weighted Average Life to Maturity that is no shorter than the period beginning on the date of incurrence of the New Indebtedness and ending on the date that is 91 days after the Scheduled Maturity Date (except for customary offers to purchase with proceeds of asset sales or upon the occurrence of a change of control), (d) the New Indebtedness does not contain any financial maintenance covenant that is more restrictive than any financial maintenance covenant set forth in this Agreement, (e) the New Indebtedness is on terms, taken as a whole, not materially less favorable to the Borrower and its Restricted Subsidiaries than market terms for issuers of similar size and credit quality given the then prevailing market conditions, as reasonably determined by the Borrower, (f) the New Indebtedness is not incurred or guaranteed by any Restricted Subsidiary that is not a Loan Party and (g) if the Refinanced Indebtedness (or any guarantees thereof) is subordinated in right of payment to the Obligations (or the guarantees under the Subsidiary Guaranty), the New Indebtedness (and any guarantees thereof) is subordinated in right of payment to the Obligations (or the guarantees under the Subsidiary Guaranty) to at least the same extent as the Refinanced Indebtedness. For purposes of this definition, the principal amount of the Borrower’s Headquarters Lease shall be the greater of the Purchase Option Price and the Guaranteed Residual Value, in each case, as defined therein.

“Substantially Concurrent Issuance” means any issuance of equity interests (other than Disqualified Stock) made at any time between (a) (i) in the case of any Redemption of Existing Senior Notes, Revolver Prepayment Notes or Permitted Unsecured Notes, the date that is 180 days prior to the date of such Redemption and (ii) in the case of any Redemption of Montage Refinancing Senior Notes or 2023 Senior Notes, the date that is 270 days prior to the date of such Redemption and (b) the date of such Redemption (inclusive of such dates).

(b)Section 1.01 of the Existing Credit Agreement is amended by adding the following defined term in the appropriate alphabetical order:

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“Revolver Prepayment Notes” means unsecured Indebtedness in the form of unsecured senior or senior subordinated notes issued by the Borrower or any Subsidiary Guarantor, provided that (a) after giving pro forma effect to the incurrence of such Indebtedness, the Borrower shall be in Pro Forma Financial Covenant Compliance, (b) at the time of and immediately after giving effect to the incurrence of such Indebtedness, no Default or Event of Default has occurred and is continuing or would result therefrom, (c) such Indebtedness (i) has a stated maturity that is no earlier than 91 days after the Scheduled Maturity Date and (ii) does not have any scheduled prepayment, amortization, redemption, sinking fund or similar obligations prior to the date that is 91 days after the Scheduled Maturity Date (except for customary offers to purchase with proceeds of asset sales or upon the occurrence of a change of control), (d) such Indebtedness does not contain any financial maintenance covenants that are more restrictive than any financial maintenance covenant set forth in this Agreement, (e) such Indebtedness is on terms, taken as a whole, not materially less favorable to the Borrower and its Restricted Subsidiaries than market terms for issuers of similar size and credit quality given the then prevailing market conditions, as reasonably determined by the Borrower, and (f) 100% of the net cash proceeds of such Indebtedness are applied to make a voluntary prepayment of Loans in accordance with Section 2.09(a) within five (5) Business Days after the issuance of such Indebtedness.

(c)Section 5.01 of the Existing Credit Agreement is hereby amended by (i) renaming clause (r) therein as clause (s) and (ii) inserting the below as clause (r):

(r)At least one (1) Business Day prior to the issuance of any unsecured Indebtedness in the form of unsecured senior or senior subordinated notes by the Borrower or any Subsidiary Guarantor, written notice from the Borrower to the Administrative Agent indicating (i) the settlement date of such notes and (ii) whether such notes constitute Permitted Unsecured Notes, Revolver Prepayment Notes, Permitted Refinancing Indebtedness of then existing Indebtedness, or any combination of the foregoing.

(d)Section 6.03 of the Existing Credit Agreement is hereby amended by (i) removing the word “and” at the end of clause (j), (ii) replacing the period at the end of clause (k) with “; and”, and (iii) adding a new clause (l) that shall read as follows:

(l)Revolving Prepayment Notes and Permitted Refinancing Indebtedness in respect thereof.

(e)Section 6.03 of the Existing Credit Agreement is hereby amended by amending and restating the last paragraph thereof as the following:

For purposes of this Section 6.03, any payment by the Borrower or any Restricted Subsidiary of any interest on any Indebtedness in kind (by adding the amount of such interest to the principal amount of such Indebtedness) shall be deemed to be

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an incurrence of Indebtedness. In addition, it is understood and agreed that if the Borrower or any Restricted Subsidiary issues unsecured Indebtedness in the form of unsecured senior or senior subordinated notes, the Borrower may allocate certain portions of any single issuance of such notes to one or more different clauses of this Section 6.03 (provided that such portion meets the requirements of the applicable clause). By way of example, a portion of the notes issued in such offering may constitute Permitted Unsecured Notes, a portion of the notes issued in such offering may constitute Revolver Prepayment Notes and a portion of the notes issued in such offering may constitute Permitted Refinancing Indebtedness in respect of Existing Senior Notes.

Section 3.     Amendment No. 9 Effective Date; Conditions Precedent. This Amendment and the amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment shall become effective on the date (the “Amendment No. 9 Effective Date”) on which the following conditions have been satisfied:

(a)the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Borrower, the Administrative Agent and Lenders constituting the Majority Lenders;

(b)the Borrower shall have paid, to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 9 Effective Date, all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03 of the Credit Agreement or any other Loan Document;

(c)the representations and warranties contained in Section 4 hereof shall be true and correct; and

(d)no Default or Event of Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower, the Lenders and the Issuing Banks of the Amendment No. 9 Effective Date, and such notice shall be conclusive and binding.

Section 4.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, before and after giving effect to each of the amendments set forth in this Amendment:

(a)the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties are true and correct in all respects) on and as of the Amendment No. 9 Effective Date, except to the extent made as of a specific date, which representations and warranties shall have been true and correct in all material respects as of such specific date (or, in the case of any such representation and warranties that

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are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties shall have been true and correct in all respects as of such specific date); and

(b)no Default or Event of Default has occurred and is continuing on the Amendment No. 9 Effective Date.

Section 5.     Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed: (a) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof.

Section 6.     Ratification of Collateral Documents. The Borrower hereby acknowledges and ratifies, on behalf of itself and each other Loan Party, the existence and priority of the Liens granted by the Loan Parties in and to the Collateral in favor of the Secured Parties and represents and warrants, on behalf of itself and each other Loan Party, that such Liens and security interests are valid, existing and in full force and effect. The Borrower hereby ratifies and confirms, on behalf of itself and each other Loan Party, each Loan Party’s obligations under the Collateral Documents to which such Loan Party is a party and hereby represents and acknowledges, on behalf of itself and each other Loan Party, that the Loan Parties have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, the Borrower agrees, on behalf of itself and each other Loan Party, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Collateral Documents or any of the other Loan Documents. Finally, the Borrower hereby represents and warrants, on behalf of itself and each other Loan Party, that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Loan Party’s obligations as a debtor, pledgor, assignor, obligor, grantor, mortgagor and/or chargor under any Collateral Document and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Loan Party.

Section 7.     Effect of Amendment. From and after the Amendment No. 9 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates,

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guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 8.     Costs and Expenses. Pursuant to the terms of Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 9.     Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 10.     Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 9 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

Section 11.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SOUTHWESTERN ENERGY COMPANY,
a Delaware corporation

By:     /s/ Michael Hancock
Name:     Michael Hancock
Title:     Vice President Finance and Treasurer

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JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:     /s/ Arina Mavilian
Name:     Arina Mavilian
Title:     Executive Director

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BANK OF AMERICA, N.A., as a Lender

By:     /s/ Raza Jafferi
Name:     Raza Jafferi
Title:     Director

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CITIBANK, N.A., as a Lender

By:     /s/ Ivan Davey
Name:     Ivan Davey
Title:     Vice President

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MIZUHO BANK, LTD., as a Lender

By:     /s/ Edward Sacks
Name:     Edward Sacks
Title:     Authorized Signatory

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MUFG BANK, LTD.,
as a Lender

By:     /s/ Traci Bankston
Name:     Traci Bankston
Title:     Director

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ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Kristan Spivey
Name:     Kristan Spivey
Title:     Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender

By:     /s/ Jonathan Herrick
Name:     Jonathan Herrick
Title:     Director

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CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:     /s/ Page C. Dillehunt
Name:     Page C. Dillehunt
Title:     Managing Director

By:     /s/ Michael Willis
Name:     Michael Willis
Title:     Managing Director

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TRUIST BANK
as a Lender

By:     /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Vice President

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BBVA USA,
as a Lender

By:     /s/ Gabriela Azcarate
Name:     Gabriela Azcarate
Title:     Senior Vice President

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BANK OF MONTREAL,
as a Lender

By:     /s/ Hill Taylor
Name:     Hill Taylor
Title:     Vice President

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CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH
as a Lender

By:     /s/ Trudy Nelson
Name:     Trudy Nelson
Title:     Authorized Signatory

By:     /s/ Scott W. Danvers
Name:     Scott W. Danvers
Title:     Authorized Signatory

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CITIZENS BANKS, N.A.,
as a Lender

By:     /s/ Kelly Graham
Name:     Kelly Graham
Title:     Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:     /s/ Nupur Kumar
Name:     Nupur Kumar
Title:     Authorized Signatory

By:     /s/ Christopher Zybrick
Name:     Christopher Zybrick
Title:     Authorized Signatory

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FIFTH THIRD BANK, National Association
as a Lender

By:     /s/ Larry Hayes
Name:     Larry Hayes
Title:     Director

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HSBC BANK, N.A., as a Lender

By:     /s/ Jaime Mariano
Name:     Jaime Mariano
Title:     Senior Vice President #21440

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Denise S. Davis
Name:     Denise S. Davis
Title:     Director

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SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:     /s/ Jun Ashley
Name:     Jun Ashley
Title:     Director

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REGIONS BANK,
as a Lender

By:     /s/ Cody Chance
Name:     Cody Chance
Title:     Vice President

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GOLDMAN SACHS LENDING PARTNERS
LLC, as a Lender

By:     /s/ Mahesh Mohan
Name:    Mahesh Mohan
Title:    Authorized Signatory